--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------


                                   HOMESTATE
                                 The Y2K Fund

                     The HomeState Year 2000 ("Y2K") Fund

--------------------------------------------------------------------------------
                               December 31, 1997
--------------------------------------------------------------------------------

                       [LOGO OF HOMESTATE APPEARS HERE]

                                                                January 15, 1998

Dear Shareholder:

We are pleased to report the Y2K Fund outperformed its peer group and benchmark since its introduction on October 31, 1997. The total return without adjustment for sales charges for the Fund over the past 2 months was 6.50%.

                                    Aggregate Returns
                                     Since Inception
                                        10/31/97  /1/

The Y2K Fund (at N.A.V.)...............   6.50%
The Y2K Fund
 (at Maximum Offering Price)...........   3.41%
Russell 2000 Index.....................   1.09%
Morningstar Technology Fund Average....  (5.37%)

The Russell 2000 Index is an unmanaged index of 2,000 smaller-sized companies. Investments cannot be made in an index. The Morningstar Technology Funds Average includes the total return (without the effects of sales charges) for the Y2K Fund since inception period ended December 31, 1997 for 54 technology mutual funds.

The unique characteristics of the Fund have enabled it to benefit from both rising and falling stocks. The Fund may sell "short" or buy put options on securities which it believes are overvalued based on their fundamentals.* This allows the Y2K Fund an opportunity to benefit from poorly performing stocks as well as those with superior performance qualities.

"The year 2000 date change is likely to be the single biggest project ever undertaken for information technology organizations. . . Gartner Group predicts that more than half of all organizations world wide will not fully complete the year 2000 effort."

BRUCE H. HALL, GARTNER GROUP, INC., TESTIMONY BEFORE U.S. CONGRESSIONAL SUBCOMMITTEE, 3/20/97

"The 'Year 2000' issue is a serious and critical challenge for all modern organizations. It has been estimated that, without corrective measures, 90% of all computer applications worldwide will fail or create seriously erroneous results because of an inability to properly recognize the century change. . . The Year 2000 technology problem is a very serious issue, and there is no quick fix. It represents a significant operating risk which needs attention from the board room, not just the technology department; and it is already too late to start."

MORGAN STANLEY YEAR 2000 ISSUE PAPER, 1/17/97

"The Year 2000 computer bug is scary enough. It threatens to shut down or damage at least half the computers worldwide come January 1, 2000. That could garble financial transactions, halt factory lines, disrupt hospitals and cause traffic accidents by turning off stoplights. . . Regional phone companies have more than 70,000 programs vulnerable to the bug and they cannot be repaired or replace in the 26 months remaining' says software consultant John Zubeck"

USA TODAY 11/10/97

This "Year 2000" issue is serious, scary, and indeed extremely large (Gartner Group estimated between $300 and $600 billion will be spent correcting the problem.) Emerald Research believes the market for third party vendors of code conversion products and services could exceed $100 billion.

Y2K problems stem from the decision to represent the year using two digits instead of four. In many cases, these problem-creating hardware and software design decisions were made over 10 years ago when it was more important to save cost than to consider the consequences of errors that wouldn't occur until the turn of the century. Because of the 2-digit representation, computers cannot differentiate between the years 1900 ("00") and 2000 ("00"), between 1901 and 2001, etc. This leads to potential errors in date calculations, i.e., the period between the years 2006 and 1996 in a four digit system is 10 years (2006-1996), whereas in a two digit system it is 90 (6-96).

Without correction, massive system malfunctions could result for calculations involving years after 1999. For instance, credit cards with an expiration date of 01/00 would appear to have expired in 1900. There would be dramatic problems when calculating mortgages, leases, contracts, interest payments, or bonds with negative periods; milk produced on 01/01/00 would be deemed to be 100 years older than milk produced on 12/31/99 and could be discarded by automated handling equipment. Software applications that sort or classify items by date would be completely disrupted.

Although a broad segment of companies could potentially be impacted by Y2K expenditures, HomeState believes IT ("Information Technology") service providers and software tool vendors offer the best investment opportunities. We expect an acceleration in contract signings, revenues and backlog to lead to upward earnings revision and higher stock prices. We also believe IT service providers and software tool vendors will experience a rapid acceleration in sales and earnings as organizations begin the correction phase of the Y2K code conversion process. Approximately 75% of the total Y2K code conversion cost occurs during the correction and testing phases. Since a majority of firms have not begun the correction phase, a vast majority of business remains.

HomeState uses a number of criteria when determining solid Y2K investment opportunities. In addition to a solid management team, a strong product or service offering, sufficient financing, and large market opportunity, we look for the following strengths:

   . Companies that can leverage an existing business providing a similar product or service.

   . Companies that can obtain a meaningful increase in earnings as a result of a Y2K product or service offering.

   . Companies with a product or service that is already available to customers, or is in a late development stage.

   . Companies with a solid business model after the year 2000.

   . Management with experience in a related business.

   . Companies that can manage to finance a steep revenue ramp.

   . Attractive valuation given the company's growth prospects and market opportunity.

Currently our largest exposure is to the front-end service providers and consultants who are receiving the majority of Year 2000 contracts currently being announced. We believe software tool providers who will perform the actual code conversion will be the recipients of contracts later in 1998.

While many reports have been written concerning the Year 2000 costs and its effect on the economy, including those in Barron's, The Wall Street Journal and Investor's Business Daily, a recent Bloomberg News report on January 13/th/ 1998 seemed to catch the attention of most portfolio managers. First Call Corp., which collects Wall Street's earnings estimates, has a flaw in its computers that prevents it from plugging in information for beyond the start of the new century. The Boston-based company's computer system is afflicted with the so-called Year 2000 bug. That's the glitch crippling thousands of software programs, keeping them from registering the year 2000 as a two-digit date without some kind of alteration. The computer problem is keeping the investors, bankers and analysts who rely on First Call from receiving earnings information, statistical ratios and analyst recommendations for the year 2000 or after.

This portfolio, while sprinkled with some consumer stocks as well as some non-Y2K technology stocks, will always have over 65% of the portfolio invested in Year 2000 solution providers. As of the end of the year the Fund was almost 80% invested in these companies. While this portfolio will be volatile in 1998, we believe the Year 2000 companies provide unique opportunities for the mutual fund investor. Since HomeState provides the only mutual fund that is dedicated to this area, we expect to receive substantial attention and investor interest in the coming years.

Sincerely,



Kenneth G. Mertz II, CFA
Chief Investment Officer

COMMON STOCK -- 87.6%
INSURANCE -- 1.0%
     Reliance Group Holdings, Inc.......................................     1,800  $   25,425
     -----------------------------------------------------------------------------------------
MANUFACTURING  -- 17.1%
----------------------------------------------------------------------------------------------
     Computer & Office Equipment  -- 11.6%
     Information Analysis, Inc.*........................................     2,000      28,000
     Iomega Corp.*......................................................     5,000      62,187
     Tangram Enterprise Solutions*......................................    16,500     108,281
     Unisys Corp........................................................     6,800      94,350
     -----------------------------------------------------------------------------------------
       292,818
     -----------------------------------------------------------------------------------------
     Food & Beverage  -- 1.4%
     Quigley Corp.*.....................................................     2,500      36,095
     -----------------------------------------------------------------------------------------

     Miscellaneous Electrical Machinery, Equipment & Supplies  -- 2.4%
     Technitrol, Inc....................................................     2,000      60,000
     -----------------------------------------------------------------------------------------

     Textiles & Apparel  -- 1.7%
     Jones Apparel Group, Inc.*.........................................     1,000      43,000
     -----------------------------------------------------------------------------------------

     Total Manufacturing...........................................................    431,913
     -----------------------------------------------------------------------------------------
SERVICES  -- 69.5%
     Business Services  -- 9.6%
     Diamond Technology Partners, Inc.*.................................     4,000      62,000
     Gartner Group, Inc. (A Shares).....................................     2,000      74,500
     SOS Staffing Services, Inc.*.......................................     1,200      22,650
     Whittman-Hart, Inc.................................................     2,400      82,200
     -----------------------------------------------------------------------------------------
       241,350
     -----------------------------------------------------------------------------------------
     Computer Services  -- 59.9%
     Cambridge Technology Partners, Inc.*...............................     2,000      83,250
     Computer Horizons Corp.*...........................................     3,000     135,000
     Computer Management Sciences*......................................     1,900      36,337
     Information Management Resources, Inc.*............................     1,500      56,250
     Keane, Inc.*.......................................................     6,100     247,813
     Mapics, Inc.*......................................................     2,500      27,187
     Mastech Corp.*.....................................................     4,900     155,575
     Mercury Interactive Corp.*.........................................     2,700      72,225
     Micro Focus Group PLC ADR*.........................................     1,000      40,375
     OAO Technology Solutions, Inc.*....................................     3,000      27,750
     Platinum Technology, Inc...........................................     2,000      56,500
     Safeguard Scientifics, Inc.*.......................................     4,000     125,500
     SEEC, Inc.*........................................................     2,900      46,944
     Computer Services  -- continued
     Systems & Computer Technology Corp.*...............................     2,000  $   99,250
     Topro, Inc.*.......................................................    15,500     100,750
     Unicomp, Inc.*.....................................................     3,000      23,625
     Viasoft, Inc.*.....................................................     2,500     105,625
     Zitel Corp.*.......................................................     7,000      66,500
     -----------------------------------------------------------------------------------------
       1,506,456
     -----------------------------------------------------------------------------------------
     Total Services................................................................  1,747,806
     -----------------------------------------------------------------------------------------
     Total Common Stock(Cost $2,091,088)...........................................  2,205,144
     -----------------------------------------------------------------------------------------

OPTIONS -- 6.1%
     Call Options -- 2.8%
     De Jager Year 2000 Index Call Options February 1998 @ $310.........     1,000      70,875
     -----------------------------------------------------------------------------------------

     Put Options -- 3.3%
     Zolt Put Options January 1998 @ $30................................     2,000       6,750
     Zolt Put Options January 1998 @ $35................................     2,000      15,250
     Zolt Put Options January 1998 @ $40................................     5,000      60,000
     -----------------------------------------------------------------------------------------
       82,000
     -----------------------------------------------------------------------------------------
     Total Options (Cost $104,241).................................................    152,875
     -----------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.0%
     American Express, 5.00%, 01/06/98 (Cost $100,000)..................  $100,000     100,000
     -----------------------------------------------------------------------------------------
MONEY MARKET MUTUAL FUND -- 3.0%
     Scudder Managed Cash Fund (Cost $75,995)...........................    75,995      75,995
     -----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $2,371,324) -- 100.7%......................................  2,534,014
----------------------------------------------------------------------------------------------
SECURITY SOLD SHORT --(0.4)%
     GTI Corp.* (Proceeds $13,718)......................................     2,500     (12,188)
RECEIVABLES FROM BROKERS FOR SECURITY SOLD SHORT -- 0.5%...........................     13,718
OTHER ASSETS AND LIABILITIES, NET -- (0.8)%........................................    (20,194)
----------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%............................................................... $2,515,350
==============================================================================================

================================================================================
The HomeState Year 2000 Fund

Statement of Assets and Liabilities (Unaudited)               December 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in securities at market value (cost $2,371,324)......    $ 2,534,014
Cash............................................................        135,952
Deposits with brokers and custodian bank for options held.......         26,332
Receivables:
  Brokers for securities sold short.............................         13,718
  Dividends and interest receivable.............................            436
  Capital shares sold...........................................         57,771
  From Adviser..................................................         20,579
                                                                    -----------
    Total assets................................................      2,788,802
                                                                    -----------

LIABILITIES
Payables for:
  Securities sold short at market value (proceeds $13,718)......         12,188
  Investment securities purchased...............................        233,594
Accrued expenses................................................         27,670
                                                                    -----------
    Total liabilities...........................................        273,452
                                                                    -----------

NET ASSETS......................................................    $ 2,515,350
                                                                    ===========

NET ASSETS CONSIST OF:
Shares of beneficial interest...................................    $ 2,348,182
Accumulated net investment loss.................................         (4,710)
Accumulated net realized gain on investments (Note 4)...........          7,658
Net unrealized appreciation on investments......................        162,690
Net unrealized appreciation on securities sold short............          1,530
                                                                    -----------

  Net Assets....................................................    $ 2,515,350
                                                                    ===========

NET ASSET VALUE and redemption price per share
  ($2,515,350 / 236,255 issued and outstanding shares,
  no par value).................................................         $10.65
                                                                         ======

Maximum offering price per share (100 / 97.10 of $10.65)........         $10.97
                                                                         ======

See accompanying Notes to Financial Statements                                 7

================================================================================
The HomeState Year 2000 Fund

Statement of Operations (Unaudited) for the Period Ending December 31, 1997+
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends.....................................................    $       144
  Interest......................................................          2,380
                                                                    -----------
    Total investment income.....................................          2,524
                                                                    -----------
Expenses:
  Advisory fees.................................................          2,494
  Administration fees...........................................          3,233
  Transfer Agent fees...........................................          4,442
  Custodian fees................................................          2,962
  Accounting fees...............................................          6,466
  Professional fees.............................................          4,073
  Printing expenses.............................................          3,110
  Registration fees.............................................            119
  Trustees' fees and expenses...................................          1,592
  Amortization of organizational expenses.......................            873
  Miscellaneous expenses........................................            942
                                                                    -----------
    Total expenses before fee waivers and reimbursements........         30,307
                                                                    -----------

  Advisory fee waived (Note 5)..................................         (2,494)
  Reimbursement from Adviser (Note 5)...........................        (20,579)
                                                                    -----------
    Total expenses, net.........................................          7,234
                                                                    -----------
Net investment loss.............................................         (4,710)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions..................          7,658
  Change in unrealized appreciation on investments..............        162,690
  Change in unrealized appreciation on securities sold short....          1,530
                                                                    -----------

Net realized and unrealized gain on investments.................        171,878
                                                                    -----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.....................................    $   167,168
                                                                    ===========

+ Commencement of Operations, November 3, 1997.


8                                 See accompanying Notes to Financial Statements

===============================================================================
THE HOMESTATE YEAR 2000 FUND
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 1997+ (UNAUDITED)

OPERATIONS:
 Net investment loss.........................................  $  (4,710)
 Net realized gain on investment transactions................      7,658
 Change in unrealized appreciation on investments............    162,690
 Change in unrealized appreciation on securities sold short..      1,530
                                                               ---------
 Net increase in net assets resulting from operations........    167,168
                                                               ---------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS (Note 3)......................................  2,347,182
                                                               ---------
TOTAL INCREASE IN NET ASSETS.................................  2,514,350

NET ASSETS:
  Beginning of period.......................................       1,000
                                                               ---------
  End of period.............................................  $2,515,350
                                                               =========


+  Commencement of Operations, November  3, 1997.


See accompanying Notes to Financial Statements                                 9

================================================================================
The HomeState Year 2000 Fund

Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                                                 For the
                                                              Period Ending
                                                            December 31, 1997+
                                                               (Unaudited)
                                                            ------------------

Net asset value at beginning of period..................        $  10.00
                                                                --------

Income from Investment Operations
---------------------------------
Net investment loss.....................................           (0.02)
Net realized and unrealized gain on investments.........            0.67
                                                                --------
   Total from investment operations.....................            0.65
                                                                --------

Net asset value at end of period........................        $  10.65
                                                                ========

Total return**..........................................           6.50%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000s omitted)..............          $2,515
  Ratio of expenses to average net assets before
    reimbursements by adviser and waivers...............         12.15%*
  Ratio of expenses to average net assets after
    reimbursement by adviser and waivers................          2.90%*
  Ratio of net investment loss to average net
    assets before reimbursement by adviser and waivers..       (11.14)%*
  Ratio of net investment loss to average net
    assets after reimbursement by adviser and waivers...        (1.89)%*
  Average commission rate paid..........................         $0.0994
  Portfolio turnover rate...............................           2.86%


+  Commencement of Operations, November 3, 1997.
*  Annualized
** Total return does not reflect a 2.90% maximum sales charge.


10                                See accompanying Notes to Financial Statements

NOTE 1 -- DESCRIPTION OF FUND

  The HomeState Group ("The Trust") , an open-end management company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the HomeState Pennsylvania Growth Fund, the HomeState Select Opportunities Fund and The Year 2000 ("Y2K") Fund (each a
  "Fund" and collectively, the "Funds").   Only the "Y2K" Fund is included in
  this report.  The investment objective of the  Fund is set forth below.

  The Y2K Fund commenced operations on October 31, 1997. The investment objective of the Fund is long-term growth of capital by investing in equity securities of public companies which have stated, or been reported as possessing, an intention of developing or supporting marketable solutions to problems stemming from the susceptibility of various business and other computer application programs or systems to fail, or to produce inappropriate results, regarding data, calculations or other processing involving dates
  subsequent to December 31, 1999.   To pursue its objective, the Fund will
  invest at least 65% of its total assets in such companies.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION - Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked price and the closing bid price. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked price and the closing bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

  SECURITIES TRANSACTIONS - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the identified cost method.

  DISTRIBUTIONS TO SHAREHOLDERS - The Fund records distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in July and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

  FEDERAL INCOME TAXES - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS - The Y2K Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options on securities in the Fund. When the Fund writes a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received.

  The premium paid by the Fund for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The Fund limits the aggregate value of puts and call options to 25% of the Fund's net assets. At December 31, 1997, the Year Y2K Fund had 6.1% of its net assets in options/puts.

  SHORT SALES - The Y2K Fund may sell securities short. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At December 31, 1997, the Fund had 0.4% of its net assets in short positions.


NOTE 3 -- CAPITAL STOCK

  At December 31, 1997 the Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of the Fund:



                             For the  Period November 3, 1997
                               (commencement of operations)
                           Through December 31, 1997 (unaudited)

                                  Shares        Amount


  Sales.......................   241,532      $2,401,067
  Redemptions.................    (5,377)        (53,885)


  Net increase................   236,155      $2,347,182

NOTE 4 -- INVESTMENT TRANSACTIONS

  During the period ended December 31, 1997, purchases and sales of investment securities (excluding securities sold short and short-term investments) were $2,121,223 and $28,509, respectively.

  At December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $162,690, of which $230,468 related to appreciated securities and $67,778 related to depreciated securities.


NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the Y2K Fund is based on average daily net assets at the annual rate of 1.0% on assets up to and including $100 million, 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 1998, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through June 30, 1998, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses for the Y2K Fund to the extent that the Fund's total operating expenses exceeds 2.90% of the average daily net assets of the Fund. At December 31, 1997, Emerald Advisers, Inc. owned 100 shares of the Fund.

  The following table summarizes the advisory fees and expense waivers/reimbursements for the period ended December 31, 1997:

                                Gross     Advisory Fee  Reimbursement
                               Advisory      waived     From Adviser

                                $2,494      $2,494        $20,579

  Pursuant to separate Administration, Accounting Services and Transfer Agency Agreements with each Fund, Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company, serves as administrator, accounting and transfer agent. During the period ending December 31, 1997, the Fund incurred administration fees totaling $3,233, accounting service fees totaling $6,466, and transfer agent fees totaling $4,443.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from the income the Fund, and expense reimbursements for each Trustees meeting attended. An unaffiliated Trustee's annual fee shall not exceed $1,000. A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, the Fund's legal counsel. Legal fees aggregating $1,975, were paid to Duane, Morris & Heckscher during the period ending December 31, 1997.

================================================================================

                              The HomeState Group


        INVESTMENT ADVISER                         BOARD OF TRUSTEES
        ------------------                         ------------------
      Emerald Advisers, Inc.                         Bruce E. Bowen
          Lancaster, PA                         Kenneth G. Mertz II, CFA
                                                 Scott C. Penwell, Esq.
                                                     Scott L. Rehr
                                                   H. J. Zoffer, PhD
           DISTRIBUTOR
           -----------
 Rodney Square Distributors, Inc.
          Wilmington, DE                            FUND MANAGEMENT
                                                    ---------------
                                                 Emerald Advisers, Inc.
         ADMINISTRATOR AND                       1857 William Penn Way
          TRANSFER AGENT                            P.O. Box 10666
         -----------------                        Lancaster, PA 17605
Rodney Square Management Corporation
          Wilmington, DE

                                                  SHAREHOLDER SERVICES
                                                  --------------------
            CUSTODIAN                    Rodney Square Management Corporation
            ---------                                P.O. Box 8987
     Wilmington Trust Company                  Wilmington, DE 19899-9752
          Wilmington, DE

                                                   TELEPHONE NUMBERS
      INDEPENDENT ACCOUNTANTS                      -----------------
      -----------------------          The Fund                   (800) 232-0224
       Price Waterhouse LLP            Marketing/Broker Services (800) 232-OK-PA
         Philadelphia, PA              Shareholder Services       (800) 892-1351


          LEGAL COUNSEL                       24 HOUR PRICING INFORMATION
          -------------                       ---------------------------
    Duane, Morris & Heckscher                        1-800-232-0224
         Harrisburg, PA


This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

--------------------------------------------------------------------------------